EXHIBIT 10.7

Jeff Pierson: 92,973 Preferred Shares

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”), dated as of May __, 2011, is entered into by and between Helix Wind Corp., a Nevada corporation (the “Company”), and Jeff Pierson (the “Holder”).  As used herein, the term “Parties” shall be used to identify the Company and the Holder jointly.

WHEREAS:

A.           The Holder warrants and represents that he holds all right, title, and interest in and to that certain Convertible Debenture (the “Debenture”) in the current principal amount of Forty-Three Thousand Dollars ($43,000) (the “Debenture Balance”)  as previously issued by the Company.

B.           The Holder warrants and represents that he is willing, subject to this terms and conditions of this Agreement, to exchange the Debenture and relinquish all rights thereunder in exchange for (the “Exchange Transaction”) the Company’s issuance of Ninety-Two Thousand Nine Hundred Seventy-Three (92,973) shares of the Company’s Series A Preferred Stock (par value $0.001) (the “Preferred Shares”).

C.           The Parties acknowledge and agree that: (i) the Debenture was previously issued by and is, at all times, a debt instrument duly issued by the Company to the Holder; (ii) this Agreement is entered into solely for the purposes of allowing the Company and the Holder to exchange the Debenture solely for the Preferred Shares; (iii) the Company has not paid and will not be paying any other consideration to the Holder in connection with or as result of the Exchange Transaction; (vi) the Company has not paid and will not be paying any commissions, fees, or other compensation in connection with or as a result of the Exchange Transaction; (v) the Holder has not paid and will not be paying any commissions, fees, or other compensation in connection with or as a result of the Exchange Transaction; and (v) the Parties are entering into this Agreement solely to effect the Exchange Transaction.

D.           The Parties acknowledge and agree that this Agreement and the transactions described herein shall constitute an exchange of securities in accordance with the exemption provided by Section 3(a)(9) of the Securities Act of 1933.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Exchange of Note.

a.      Issuance of Preferred Shares.  Upon the following terms and conditions, the Company shall issue to the Holder, and the Holder shall acquire from the Company, the Preferred Shares dated and issued as of the date of this Agreement in the aggregate amount of the Preferred Shares set forth in this Agreement in exchange for the surrender and cancellation of the Debenture. The Company hereby agrees to issue Holder the Preferred Shares within one (1) business day of this Agreement.

Exchange Agreement
Helix Wind Corp.
Jeff Pierson
Eight Pages

Jeff Pierson: 92,973 Preferred Shares

b.      The Preferred Shares are being issued in substitution for and not in satisfaction of the Debenture, provided, however, the Holder acknowledges and agrees that upon the issuance and acceptance of the Preferred Shares issued pursuant to this Section, the Debenture will be deemed cancelled and will be promptly surrendered to the Company.

c.      The date upon which the Preferred Shares are released to the Holder shall be the “Closing Date”.

2.        Representations and Warranties of the Holder. The Holder hereby makes the following representations and warranties to the Company:

a.      Status as Accredited Investor.   The Holder is an “accredited investor” (as that term, is defined in Rule 501(a)(1) of the Securities Act of 1933, as amended (the “1933 Act”)

b.      Sophistication and Experience of Investor.  The Holder is sophisticated and experienced in acquiring the restricted securities of small, publicly-traded companies whose common stock is traded on a limited and sporadic basis.

c.      Review and Access to Filings and Information.  The Holder has reviewed the Company’s Form 10-K for the fiscal years ending December 31, 2009 and December 31, 2010 (the “Annual Reports”) together with such information and documents as Holder has requested from the Company so as to allow the Holder to make an informed investment decision prior to entering into this Agreement.

d.      Availability of Management for Questions & Answers.  Prior to entering into this Agreement, the Holder had a sufficient opportunity to ask questions of the Company’s management regarding the Company and its affairs and to receive answers to all said questions.

e.      Receipt of Certificate of Designation – Series A Preferred Stock.  Prior to entering into this Agreement, the Holder received and reviewed the Certificate of Designation (attached hereto as Exhibit A) wherein the rights and privileges of the Preferred Shares are listed.

f.      Loss of Rights as a Creditor and as Holder of the Debenture.  The Holder understands that by entering into this Agreement, he will lose all rights as a creditor and all rights provided as a holder of the Debenture.

g.      Understanding Risk Factors.  Prior to entering into this Agreement, the Holder has reviewed and evaluated the Risk Factors listed in the Annual Reports, understands that the Company is insolvent and that it is prepared to lose all of his investment into the Company. Further, he is acquiring the Preferred Shares for investment purposes only and not with a view toward a distribution.

Exchange Agreement
Helix Wind Corp.
Jeff Pierson
Eight Pages

Jeff Pierson: 92,973 Preferred Shares

h.      Reliance Upon Own Advisors.  The Holder has relied upon and at all times hereunder has relied upon financial, investment, business, and tax advisors of his own choosing and Holder has not looked to the Company, its officers, directors, employees, agents, or attorneys for any advice regarding the suitability of acquiring the Preferred Shares, the terms or conditions of this Agreement or the transactions contemplated hereby.

i.      Absence of Other Assurances.  The Holder has not received and is not relying upon any other oral or written assurances regarding the Company, the Exchange Transaction, or any matters not expressly recited in this Agreement.

j.      Survival. All of the Holder’s warranties and representations contained in this Agreement shall survive the execution, delivery and acceptance of this Agreement by the Parties hereto and continue for a period of six (6) years after the date of this Agreement.

3.           Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Holder:

a.       Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement and the Preferred Shares by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This Agreement and the Preferred Shares have been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b.       No Conflicts.  The execution, delivery and performance of this Agreement and the Preferred Shares by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien or encumbrance upon any of the properties or assets of the Company.

Exchange Agreement
Helix Wind Corp.
Jeff Pierson
Eight Pages

Jeff Pierson: 92,973 Preferred Shares

c.      Filings, Consents and Approvals.  The Company is not required to obtain any approval, consent, waiver, authorization or order of, give any notice to, or make any filing, qualification or registration with, any court or other federal, state, local, foreign or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of this Agreement or the Preferred Shares.  No further approval or authorization of any stockholder, the Board of Directors or others is required for exchange for and the issuance of sale of the Preferred Shares or any shares of Common Stock issuable upon the conversion or exchange of or otherwise pursuant to the Certificate of Designation.

d.      Issuance and Reservation of Securities.  The Preferred Shares are duly authorized.
e.      Private Placement.  No registration under the 1933 Act is required for the issuance of the Preferred Shares in accordance with the terms hereof and thereof.  The Exchange Transaction and this Agreement are entered into on the basis of the representations that each party has made to the other and is undertaken for the purpose of complying with Section 3(a)(9) of the 1933 Act.

f.      No Inside Information.  Neither the Company nor any Person acting on its behalf has provided the Holder or its counsel with any information that constitutes or might constitute material, non-public information concerning the Company.

g.       Equal Consideration. Except as otherwise set forth herein, no consideration has been offered or paid to any person in connection with the Exchange Transaction, this Agreement, or both of them.

h.      Survival. All of the Company’s warranties and representations contained in this Agreement shall survive the execution, delivery and acceptance of this Agreement by the Parties hereto and continue for a period of two (2) years after the date of this Agreement.

i.       Holding Period for Preferred Shares.  Pursuant to Rule 144 promulgated under the 1933 Act, the holding period of the Preferred Shares (and the underlying shares of Common Stock issuable upon conversion thereof) shall tack back to the date at which the Debenture was originally issued by the Company.  The Company agrees not to take a position contrary to this paragraph. The Company agrees to take all actions, including, without limitation, the issuance by its legal counsel of any necessary legal opinions, necessary to issue the Preferred Shares (and any shares issuable upon conversion of the Preferred Shares) without restriction and not containing any restrictive legend without the need for any action by the Holder.  The Company is not currently subject to Rule 144(i) but may be subject to it in the future.  The Preferred Shares are being issued in substitution and exchange for and not in satisfaction of the Debenture.

Exchange Agreement
Helix Wind Corp.
Jeff Pierson
Eight Pages

Jeff Pierson: 92,973 Preferred Shares

The Preferred Shares shall not constitute a novation or satisfaction and accord of the Debenture. Without limiting any of the terms, conditions or covenants contained in this Agreement or other documents, if at any time it is determined that any shares of the Company’s Common Stock issuable upon conversion of the Preferred Shares are not freely tradable without restriction or limitation pursuant to Rule 144, then the Holder assumes the risk that it may not be able to sell or transfer the Preferred Shares or any said Common Stock via Rule 144 of the 1933 Act or any other provision thereof.

j.      No Event of Default.  Upon consummation of the exchange hereunder, no Event of Default (as defined in the Debenture) shall have occurred and be continuing.

k.      Balances.  As of the date hereof, the balance outstanding under the Debenture

4.           Legal Opinion. The Company hereby agrees to cause its legal counsel to issue a legal opinion to the Holder and the Company’s Transfer Agent regarding this Agreement and the transactions contemplated hereby, in form and substance reasonably acceptable to the Holder, including an opinion that all shares issuable upon conversion of the Exchange Note or in payment of interest thereunder) may be sold pursuant to Rule 144 without volume restrictions or manner of sale limitations and that certificates representing any such shares may be issued without a restrictive legend as required pursuant to this Section.

5.            Conversion Procedures.  The form of Conversion Notice included in the Certificate of Designation sets forth the totality of the procedures required of a Holder in order to convert the Preferred Shares except that Exhibit A, as referenced in said Certificate.  No additional legal opinion or other information or instructions shall be required of the Holder to convert the Preferred Shares.  The Company shall honor all conversions of the Preferred Shares and shall deliver the Company’s Common Stock in accordance with the terms, conditions and time periods set forth in the Certificate of Designation.

6.           Miscellaneous.

a.           This Agreement may be executed in two or more counterparts and by facsimile signature, delivery of PDF images of executed signature pages by email or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

b.            If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the Parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the Parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The Parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

Exchange Agreement
Helix Wind Corp.
Jeff Pierson
Eight Pages

Jeff Pierson: 92,973 Preferred Shares

c.           Each of the parties hereto agrees to bear its own costs, attorneys’ fees and related expenses associated with this Agreement. The provisions of this Agreement shall be deemed to obligate, extend to and inure to the benefit of the successors, assigns, transferees, grantees, and indemnitees of each of the parties to this Agreement.

d.           This Agreement and Preferred Shares acquired by the Holder shall be governed by and interpreted in accordance with laws of the State of California including its choice of law rules. The parties hereto hereby waive the right to a jury trial in any litigation resulting from or related to this Agreement. Any dispute or claim arising to or in any way related to this Agreement shall be settled by arbitration in San Diego, California but any dispute or controversy arising out of or interpreting this Agreement shall be settled in accordance with the laws of the State of California as if this Agreement were executed and all actions were performed hereunder within the State of California.  All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("AAA"). AAA shall designate an arbitrator from an approved list of arbitrators following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party.  Each party shall pay its own expenses associated with such arbitration. A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter has arisen and in no event shall such demand be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations.

e.           The decision of the arbitrators shall be rendered within 60 days of submission of any claim or dispute, shall be in writing and mailed to all the parties included in the arbitration.  The decision of the arbitrator shall be binding upon the parties and judgment in accordance with that decision may be entered in any court having jurisdiction thereof.

f.           Each party waives all defenses of lack of personal jurisdiction and forum non conveniens. Process may be served on any party hereto in the manner authorized by applicable law or court rule.

g.           The Holder and the Company hereby agree and provide further assurances that it will, in the future, execute and deliver any and all further agreements, certificates, instruments and documents and do and perform or cause to be done and performed, all acts and things as may be necessary or appropriate to carry out the intent and accomplish the purposes of this Agreement.

h.           The Company acknowledges and agrees, and the Holder represents and agrees, that the Holder has participated in the negotiation hereof with the advice of its own counsel and advisors.

Exchange Agreement
Helix Wind Corp.
Jeff Pierson
Eight Pages

Jeff Pierson: 92,973 Preferred Shares

IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

COMPANY: HELIX WIND CORP.

By:	/s/
Name:
Title:

HOLDER: JEFF PIERSON

By:	/s/
Name:

[SIGNATURE PAGE TO EXCHANGE AGREEMENT]

Exchange Agreement
Helix Wind Corp.
Jeff Pierson
Eight Pages

Jeff Pierson: 92,973 Preferred Shares

EXHIBIT A

CONVERSION NOTICE

(Attached.)

Exchange Agreement
Helix Wind Corp.
Jeff Pierson
Eight Pages